UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2011

Date of reporting period:	3/31/2011

Item 1 – Reports to Stockholders

ANNUAL REPORT

March 31, 2011

The Asia Pacific Fund, Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Pristine Advisers, our shareholders’ servicing agent, at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106.

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 2010/2011
June	$9.19	$10.08	—
September	11.02	12.10	—
December	11.95	12.94	—
March	11.83	13.06	—

Financial Year 2009/2010
June	$8.38	$8.89	—
September	9.68	10.24	—
December	10.40	11.08	—
March	9.95	10.97	—

Financial Year 2008/2009
June	$17.97	$19.81	—
September	13.22	15.21	—
December	6.42	6.98	$5.10
March	6.23	6.75	—

Financial Year 2007/2008
June	$25.31	$28.75	—
September	32.45	35.86	—
December	24.27	25.40	$8.15
March	19.75	21.70	—

Financial Year 2006/2007
June	$18.90	$20.18	—
September	19.90	21.96	—
December	22.80	23.46	$2.96
March	21.22	24.03	—

*	Total per share distributions over the 5 years to March 31, 2011 amounted to $16.21. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $30.78.

The Asia Pacific Fund, Inc.

The Fund’s Management

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

David J. Brennan

Robert H. Burns

Robert F. Gunia

Douglas Tong Hsu

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Officers

Brian A. Corris, President

Grace C. Torres, Vice-President

M. Sadiq Peshimam, Treasurer and Chief Financial Officer

Deborah A. Docs, Secretary and Chief Legal Officer

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

for the fiscal year ended March 31, 2011

Overview

During the fiscal year ended March 31, 2011, the Fund’s net asset value (NAV) per share, on a dividend reinvested basis, rose by 19.1%.

This compares with an increase of 19.8% in the Fund’s reference benchmark, the MSCI All Countries (AC) Asia Ex-Japan Gross Index (with effect from April 1, 2010), and with an increase of 21.1% from its prior reference benchmark index, the MSCI AC Far East Ex-Japan Gross Index. By way of international comparison, the returns of the S&P 500 Price and MSCI World Gross indices were +13.4% and +14.0%, respectively.

The top three performing markets over the period, as measured by the MSCI country indices in US dollar terms, were Sri Lanka (+63.0%), Thailand (+43.7%) and Korea (+31.5%). The bottom three were India (+9.5%), China (+9.6%) and Hong Kong (+19.8%). With the exception of the Vietnamese Dong and the Hong Kong dollar, all other Asian currencies rose against the US dollar.

An analysis of Asian markets over the fiscal year to March 31, 2011 shows three distinct phases, as highlighted in Chart 1.

Chart 1. MSCI AC Asia Ex-Japan Price Index and MSCI China Price Index (USD) (March 2010 – March 2011)

Both indices re-based to 100 at March 31, 2010.

Source: Factset

The Asia Pacific Fund, Inc.

The period from March to May 2010 witnessed a sharp correction in all Asian equity markets. This was caused by concerns of a ‘double dip’ scenario developing as economic data in the US and elsewhere disappointed, together with the emergence of the Greek sovereign debt crisis and the continued tightening by the Chinese government to halt the boom in residential properties and unproductive infrastructure projects. From May to October 2010, equity markets rebounded strongly. The ‘double dip’ fear scenario lost its credibility as the US Federal Reserve announced the implementation of another phase of quantitative easing (“QE2”) and the Greek debt crisis was perceived as being ‘contained’. In addition, China re-iterated that it did not want to suppress economic growth, but only to slow it to a more sustainable, non-inflationary growth path. From November 2010 to March 2011, Asian equity markets consolidated and fluctuated within a 10% trading range. Positive factors included the better-than-expected fiscal incentive package in the US, continuing signs of recovery in the developed economies and positive inflows into equity markets. Negative factors included the acceleration of monetary policy tightening by four major economies in the Asian and emerging world, namely India, China, Brazil and Indonesia.

Our key strategic asset allocation moves were to increase exposure to Korea and to two small emerging Asian markets, Sri Lanka and Vietnam, while also adding to India and Malaysia. These moves were funded by a significant reduction in the allocation to China and in cash. While we remain positive on the long-term growth profile of China, India and Indonesia, we have decided to place more emphasis on the global economic recovery theme. In our view, the best way to invest in this theme is via Korea. Consequently, and in view of the attractive valuations prevailing in the equity and currency markets in the third quarter of last year, we increased the Fund’s exposure to Korea significantly. This gave the Fund exposure to a number of first-class global technology and industrial stocks, including autos, petrochemicals, shipbuilding, building and construction companies. In terms of major sectoral shifts, we added to Consumer Discretionary and Financials, funded from Technology and cash. The Fund also benefitted from our retention of a large exposure to Industrials.

Over the period, the Fund underperformed slightly against its reference benchmark and prior reference benchmark. Positive country allocation and superior stock selection in Taiwan and Korea were offset by negative stock selection effects in China.

At the sectoral level, the economic-sensitive cyclical sectors outperformed, notably Consumer Discretionary, Materials and Energy. Relative under-performers included Utilities, Health Care and Telecoms.

An analysis of the various styles shows that value and small-cap styles again dominated over the fiscal year.

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

Table 1. Stock Market Performance

April 2010 – March 2011 (MSCI free indices on a gross basis in USD terms)

Country - Index	2Q 2010%	3Q 2010%	4Q 2010%	1Q 2011%	1 Yr to 03/31/2011%
North Asia
Korea	–7.6	17.2	12.8	7.6	31.5
Taiwan	–9.3	19.9	17.4	–4.2	22.2
Hong Kong	–5.8	21.9	4.8	–0.4	19.8
China	–4.5	10.7	0.7	2.9	9.6
ASEAN
Thailand	–1.7	32.5	5.9	4.2	43.7
Malaysia	0.2	18.9	5.5	4.3	31.0
Indonesia	4.4	17.9	–0.6	4.7	28.1
Philippines	3.1	29.6	–3.5	–2.8	25.3
Singapore	0.0	15.8	6.8	–0.6	22.9
South Asia
Sri Lanka	14.0	54.8	–5.5	–2.2	63.0
India	–2.2	15.4	2.2	–5.1	9.5
Vietnam	6.4	–9.2	17.2	–5.7	6.9
Region
MSCI AC Asia Ex-Japan Gross	–4.9	16.6	6.7	1.2	19.8
Source: Baring Asset Management, Factset.

Table 2. Currency Market Performance vs USD (Month-ends)

March 2010 – March 2011

Currency USD/local rate	March 2010	June 2010	Sept 2010	Dec 2010	March 2011	12M Change (%)
North Asia
South Korean Won	1,132	1,222	1,140	1,135	1,097	3.1
New Taiwan Dollar	31.76	32.13	31.24	29.16	29.41	8.0
Hong Kong Dollar	7.76	7.79	7.76	7.77	7.78	–0.2
Chinese Renminbi	6.83	6.78	6.69	6.59	6.55	4.2
ASEAN
Thai Baht	32.34	32.39	30.35	30.15	30.25	6.9
Malaysian Ringgit	3.26	3.24	3.09	3.08	3.03	7.7
Singapore Dollar	1.40	1.40	1.32	1.28	1.26	10.9
Philippines Peso	45.19	46.36	43.89	43.81	43.40	4.1
Indonesian Rupiah	9,100	9,065	8,925	9,010	8,708	4.5
South Asia
Indian Rupee	44.90	46.45	44.94	44.72	44.60	0.7
Vietnamese Dong	19,090	19,080	19,475	19,498	20,895	–8.6
Sri Lankan Rupee	114.05	113.58	111.95	110.95	110.40	3.3
Source: Baring Asset Management, Factset.

The Asia Pacific Fund, Inc.

Chart 2. Performance of Asia Pacific Fund’s NAV against its Benchmark Index*

*	Investment involves risk and past performance figures shown are not indicative of future performance.

Note:	The chart above compares the growth of a $100 investment in the Asia Pacific Fund with a similar investment in the MSCI AC Asia Ex-Japan Gross Index (the “Index”) and the MSCI AC Far East Ex-Japan Gross Index, beginning with the start date of the indices on 12.31.1987.

**	In view of the growing importance of the Indian economy and stock market in Asia and as part of the Fund’s investment portfolio, the Fund has adopted as its reference index as of April 1, 2010, the MSCI AC Asia Ex-Japan Gross Index, which includes India.

Source: Baring Asset Management, Factset.

Performance

During the 12-month period ended March 31, 2011, the Fund’s NAV per share increased by $2.09, from $10.97 to $13.06. In percentage terms, the Fund’s total return performance was +19.1%. This compares with the total return of +19.8% from its reference benchmark index, the MSCI AC Asia Ex-Japan Gross Index (with effect from April 1, 2010), and with the total return of +21.1% from its prior reference benchmark index, the MSCI AC Far East Ex-Japan Gross Index. The Fund’s share price rose by 18.9% over the period, from $9.95 to $11.83. As a result of carried forward realized losses from 2008, the Fund did not make a distribution of realized capital gains.

Over the fiscal year to March 31, 2011, the attribution analysis showed that stock selection in Korea and Taiwan added significant value. In Taiwan, our focus on Taiwanese tech companies (smart phones and iPod and iPad product beneficiaries), and, in Korea on autos, industrials

The Asia Pacific Fund, Inc.

Report of the Investment Manager (Unaudited)

continued

and machinery manufacturers added value. Stock selection in China detracted value, caused by a number of specific holdings which under-performed due to their disappointing earnings delivery. With regard to country allocation, our increased exposure to Korea and Sri Lanka added value, as did our cautious stance on India.

As far as the Fund’s detailed performance attribution is concerned, the top five positive stock contributors were Hyundai Mobis (Korea), Hyundai Heavy (Korea), Largan Precision (Taiwan), Alliance Global (Philippines) and TPK Holding (Taiwan). The top five stock detractors were Skyworth Digital (China), Cebu Air (Philippines), TCL Multimedia Technology (China), Nine Dragons Paper (China) and China CITIC Bank (China).

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets* (on a gross (dividend reinvested) basis to 3.31.2011 in USD terms)

	1 Yr %	3 Yrs %	5 Yrs %	10 Yrs %
Asia Pacific Fund – NAV	19.1	10.8	82.8	297.0
Asia Pacific Fund – Price	18.9	10.2	85.0	359.8
MSCI AC Asia Ex-Japan**	19.8	16.8	71.9	270.4
MSCI AC Far East Ex-Japan	21.1	17.5	71.8	255.7
MSCI World	14.0	1.0	13.9	58.8
S&P Composite 500 (Price)	13.4	0.2	2.4	14.3
MSCI Europe	13.3	–10.2	13.9	82.6
MSCI Japan	1.6	–10.1	–20.9	16.3

*	Investment involves risk and past performance figures shown are not indicative of future performance.

**	In view of the growing importance of the Indian economy and stock market in Asia and as part of the Fund’s investment portfolio, the Fund has adopted as its reference index as of April 1, 2010, the MSCI AC Asia Ex-Japan Gross Index, which includes India.

Source: Baring Asset Management, Factset.

Portfolio Strategy

In the June quarter, our strategy was substantially to reduce the exposure to China in favour of ASEAN and India. From September onwards, our focus was to raise the exposure to Korea and, to a lesser extent, to Taiwan and frontier markets (Vietnam and Sri Lanka). Sources of funds included ASEAN, India and cash.

The Asia Pacific Fund, Inc.

As far as sectors are concerned, as mentioned above, we emphasized those sectors most likely to benefit from the global and regional economic recovery. These included Industrials, Energy, Consumer Discretionary and Healthcare.

Table 4. Asset Allocation at Quarter Ends (% of Fund’s Net Assets)*

Country	Mar 31, 2010%	June 30, 2010%	Sept 30, 2010%	Dec 31, 2010%	Mar 31, 2011%
North Asia	75.1	64.9	64.6	72.0	73.5
Hong Kong/China	43.7	34.8	33.7	35.1	35.3
South Korea	18.1	18.3	21.2	24.3	23.9
Taiwan	13.3	11.8	9.7	12.6	14.3
ASEAN	17.0	21.3	22.0	19.6	17.0
Indonesia	6.3	5.8	6.1	5.4	5.6
Philippines	1.3	1.9	3.3	2.2	1.8
Malaysia	1.7	1.9	1.6	1.4	2.8
Singapore	5.9	8.4	6.1	5.3	5.6
Thailand	1.8	3.3	4.9	5.3	1.2
South Asia	6.2	10.4	12.4	8.5	9.3
India	6.2	9.3	10.2	6.3	7.1
Vietnam	—	1.1	0.9	0.9	0.8
Sri Lanka	—	—	1.3	1.3	1.4
Cash & Other	1.7	3.4	1.0	–0.1	0.2

*	Rounded to one decimal place.

At the time of writing, global and Asian equity markets were near to the top end of their six-month trading ranges, while positives (the global economic recovery, still low global interest rates and solid earnings growth) were partially being offset by negatives (gradual tightening of liquidity, rising commodity prices and rising bond yields).

Baring Asset Management (Asia) Limited

April 15, 2011

The Asia Pacific Fund, Inc.

Portfolio of Investments

March 31, 2011

Shares	Description		Value (Note 1)
	LONG-TERM INVESTMENTS – 99.8%

	EQUITIES – 99.0%

	CHINA (INCLUDING HONG KONG) – 35.3%
3,365,000	Bank of China Ltd. (Class “H” Shares) (Banking)	$	1,873,158
1,428,000	Belle International Holdings Ltd. (Consumer Discretionary)		2,617,876
981,000	BOC Hong Kong Holdings Ltd. (Banking)		3,197,042
1,506,000	Brilliance China Automotive Holdings Ltd. (a) (Consumer Discretionary)		1,510,153
4,427,330	China Construction Bank Corp. (Class “H” Shares) (Banking)		4,149,261
2,443,000	China High Precision Automation Group Ltd. (Information Technology)		1,768,208
1,650,000	China Resources Cement Holdings Ltd. (a) (Materials)		1,635,459
1,550,000	China Resources Gas Group Ltd. (Utilities)		2,116,204
383,500	China Shenhua Energy Co. Ltd. (Class “H” Shares) (Energy)		1,806,927
389,000	China Yurun Food Group Ltd. (Consumer Staples)		1,305,243
795,000	CNOOC Ltd. (Energy)		2,003,201
712,000	Cosco Pacific Ltd. (Industrials)		1,347,377
2,165,000	CSR Corp. Ltd. (Class “H” Shares) (Industrials)		2,215,503
60,500	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)		1,314,448
1,620,000	Industrial & Commercial Bank of China (Class “H” Shares) (Banking)		1,345,392
1,720,000	International Mining Machinery Holdings Ltd. (a) (Industrials)		1,508,045
2,370,000	Lenovo Group Ltd. (Information Technology)		1,349,750
946,500	L’Occitane International SA (Hong Kong Exchange) (a) (Consumer Discretionary)		2,333,837
330,500	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares) (Diversified Financials)		3,350,229
1,025,000	Sany Heavy Equipment International Holdings Co. Ltd. (Industrials)		1,684,054
1,878,000	Springland International Holdings Ltd. (a) (Consumer Discretionary)		1,417,213
126,000	Sun Hung Kai Properties Ltd. (Real Estate-Developers)		1,995,642
240,900	Wharf Holdings Ltd. (Real Estate-Developers)		1,661,529
4,020,000	Winsway Coking Coal Holdings Ltd. (a) (Materials)		2,175,753

			47,681,504

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Shares	Description		Value (Note 1)
	INDIA – 7.1%
112,749	Crompton Greaves Ltd. (Industrials)	$	689,591
75,408	ICICI Bank Ltd. (Banking)		1,887,440
44,693	Larsen & Toubro Ltd. (Industrials)		1,655,530
230,064	Opto Circuits India Ltd. (Healthcare)		1,421,295
56,329	Reliance Industries Ltd. (Energy)		1,325,143
21,653	State Bank of India (Banking)		1,342,685
44,809	Tata Motors Ltd. (Industrials)		1,254,340

			9,576,024

	INDONESIA – 5.6%
3,206,000	PT Bank Rakyat Indonesia Persero Tbk (Banking)		2,117,083
11,466,000	PT Borneo Lumbung Energi & Metal Tbk (a) (Materials)		2,172,713
232,000	PT Indo Tambangraya Megah (Energy)		1,230,939
1,117,000	PT Indocement Tunggal Prakarsa Tbk (Materials)		2,097,382

			7,618,117

	MALAYSIA – 2.8%
1,744,300	AirAsia Berhad (a) (Industrials)		1,549,209
906,300	Petronas Chemicals Group Bhd (a) (Materials)		2,166,442

			3,715,651

	PHILIPPINES – 1.8%
707,500	Cebu Air, Inc. (a) (Industrials)		1,295,996
787,826	Metropolitan Bank & Trust (Banking)		1,165,402

			2,461,398

	SINGAPORE – 5.6%
948,000	Indofood Agri Resources Ltd. (a) (Consumer Staples)		1,677,144
49,000	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)		1,422,769
151,100	Keppel Corp. Ltd. (Industrials)		1,474,439
218,000	Singapore Exchange Ltd. (Diversified Financials)		1,357,636
112,000	United Overseas Bank Ltd. (Banking)		1,670,448

			7,602,436

	SOUTH KOREA – 23.9%
19,756	GS Engineering & Construction Corp. (Industrials)		2,071,143
46,750	Hana Financial Group, Inc. (Banking)		2,022,232
53,800	Hynix Semiconductor, Inc. (a) (Information Technology)		1,535,111
12,163	Hyundai Department Store Co. Ltd. (Consumer Discretionary)		1,574,498

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

Shares	Description		Value (Note 1)
6,797	Hyundai Heavy Industries Co. Ltd. (Industrials)	$	3,209,669
16,463	Hyundai Mobis (Consumer Discretionary)		4,915,112
5,585	LG Chem Ltd. (Materials)		2,342,039
4,906	Lotte Shopping Co. Ltd. (Consumer Discretionary)		2,008,108
3,764	POSCO (Materials)		1,732,823
6,899	Samsung Electronics Co. Ltd. (Information Technology)		5,861,587
9,329	Samsung Engineering Co. Ltd. (Industrials)		1,777,438
37,490	Shinhan Financial Group Co. Ltd. (Banking)		1,703,703
10,427	SK Holdings Co. Ltd. (Industrials)		1,568,399

			32,321,862

	SRI LANKA – 1.4%
695,714	Sampath Bank PLC (Banking)		1,816,879

	TAIWAN – 14.3%
556,000	Catcher Technology Co. Ltd. (Information Technology)		2,751,024
1,461,237	Far Eastern New Century Corp. (b) (Industrials)		2,258,454
674,000	Formosa Plastics Corp. (Materials)		2,372,231
1,185,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)		1,573,606
66,000	Largan Precision Co. Ltd. (Information Technology)		1,786,544
1,738,000	Mega Financial Holding Co. Ltd. (Banking)		1,368,225
857,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)		2,057,511
85,000	TPK Holding Co. Ltd. (a) (Information Technology)		2,338,429
169,439	Wintek Corp., GDR, 144A (a) (Information Technology)		1,500,992
787,000	WPG Holdings Ltd. (Information Technology)		1,324,758

			19,331,774

	THAILAND – 1.2%
138,300	PTT PCL (Energy)		1,618,720

	Total equities (cost $100,413,081)		133,744,365

	EXCHANGE TRADED FUND – 0.8%

	VIETNAM – 0.8%
44,250	Market Vectors Vietnam ETF (New York Stock Exchange) (cost $1,066,606)		1,050,052

	Total Investments – 99.8% (cost $101,479,687; Note 4)		134,794,417
	Other assets in excess of liabilities – 0.2%		281,960

	Net Assets – 100.0%	$	135,076,377

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

The following annotations are used in the Portfolio of Investments:

144A – Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to Qualified Institutional Buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

(a) Non-income producing securities.

(b) An independent director of the Fund is Chairman and Chief Executive Officer of the Company.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Equities
China (including Hong Kong)	$47,681,504	$—	$—
India	9,576,024	—	—
Indonesia	7,618,117	—	—
Malaysia	3,715,651	—	—
Philippines	2,461,398	—	—
Singapore	7,602,436	—	—
South Korea	32,321,862	—	—
Sri Lanka	1,816,879	—	—
Taiwan	19,331,774	—	—
Thailand	—	1,618,720	—
Exchange Traded Fund
Vietnam	1,050,052	—	—

Total	$133,175,697	$1,618,720	$—

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Portfolio of Investments

continued

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2011 was as follows:

Banking	19.0%
Industrials	18.9
Information Technology	16.5
Consumer Discretionary	13.2
Materials	12.4
Energy	5.9
Diversified Financials	5.6
Real Estate – Developers	2.7
Consumer Staples	2.2
Utilities	1.6
Healthcare	1.0
Exchange Traded Fund	0.8

99.8
Other assets in excess of liabilities	0.2

Total	100.0%

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2011 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Stock index futures
Equity contracts	$186,196

For the year ended March 31, 2011, the Fund did not have any unrealized appreciation or depreciation on derivatives recognized in income.

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Assets and Liabilities

March 31, 2011

Assets
Investments, at value (cost $101,479,687)	$	134,794,417
Foreign currency (cost $70,773)		71,467
Dividends and interest receivable		259,688
Receivable for investments sold		224,198
Prepaid assets		52,340

Total assets		135,402,110

Liabilities
Accrued expenses and other liabilities		137,007
Investment management fee payable		101,321
Payable to custodian		60,319
Administration fee payable		27,086

Total liabilities		325,733

Net Assets	$	135,076,377

Net assets comprised:
Common stock, at par	$	103,441
Paid-in capital in excess of par		129,367,862

		129,471,303
Accumulated net investment loss		(42,813)
Accumulated net realized loss on investment and foreign currency transactions		(27,671,743)
Net unrealized appreciation on investments and foreign currencies		33,319,630

Net Assets, March 31, 2011	$	135,076,377

Net Asset Value per share: ($135,076,377 / 10,344,073 shares of common stock outstanding)	$	13.06

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Operations

Year Ended March 31, 2011

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $219,023)	$	1,817,530
Interest		411

Total income		1,817,941

Expenses
Investment management fee		1,144,675
Administration fee		301,670
Custodian’s fees and expenses		189,000
Legal fees and expenses		185,000
Insurance expense		155,000
Directors’ fees		130,000
Reports to shareholders		112,000
Audit fees and expenses		41,000
Registration expenses		25,000
Transfer agent’s fees and expenses		25,000
Loan interest and commitment fees (Note 6)		23,128
Miscellaneous		98,999

Total expenses		2,430,472

Net investment loss		(612,531)

Realized and Unrealized Gain on Investments, Foreign Currency and Futures Transactions
Net realized gain on:
Investment transactions		10,828,311
Foreign currency transactions		5,349
Financial futures transactions		186,196

		11,019,856

Net change in unrealized appreciation on:
Investments		11,192,667
Foreign currencies		36,205

		11,228,872

Net gain on investments, foreign currency and futures transactions		22,248,728

Net Increase in Net Assets Resulting from Operations	$	21,636,197

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Statement of Changes in Net Assets

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011		2010

Operations
Net investment loss	$	(612,531)	$	(618,602)
Net realized gain on investments, foreign currency and futures transactions		11,019,856		25,205,706
Net change in unrealized appreciation on investments and foreign currencies		11,228,872		18,989,457

Net increase in net assets resulting from operations		21,636,197		43,576,561

Total increase		21,636,197		43,576,561

Net Assets
Beginning of year	$	113,440,180	$	69,863,619

End of year	$	135,076,377	$	113,440,180

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates and assumptions.

Securities Valuation

Securities for which the primary market is on an exchange are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other funds managed by Baring Asset Management (Asia) Limited. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange.

The Asia Pacific Fund, Inc.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Stock Index Futures Contracts

A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts for hedging and investment purposes involves the risk of imperfect correlation in the movements in

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

prices of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Taxes

It is the Fund’s current intention to continue to meet the requirements of the U.S. Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income and capital gain to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain capital gains, the Fund will provide for all required taxes.

Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Asia Pacific Fund, Inc.

Note 2.	Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”) and an administration agreement with Prudential Investments LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2011 aggregated $163,510,228 and $162,220,278, respectively. 42 index futures contracts were bought and sold/closed with an aggregate value of $3.48 million and $3.29 million, respectively.

Note 4.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended March 31, 2011, the adjustments were to decrease accumulated net investment loss by $738,661, increase accumulated net realized loss on investments and foreign currency transactions by $214,416 and decrease paid-in-capital in excess of par by $524,245 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in

The Asia Pacific Fund, Inc.

Notes to Financial Statements

continued

passive foreign investment companies, net operating loss and other book to tax differences. Net investment loss, net realized gain and net assets were not affected by these adjustments.

In the absence of taxable earnings for the years ended March 31, 2011 and March 31, 2010, the Fund did not make any distributions to shareholders.

As of March 31, 2011, there were no distributable earnings on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2011 of approximately $26,983,000, of which $11,628,000 expires in 2017 and $15,355,000 expires in 2018. The Fund utilized approximately $10,415,000 of its capital loss carryforward to offset net taxable gains realized in the year ended March 31, 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund elected to treat post-October foreign currency losses of approximately $25,000 as having been incurred in the following fiscal year (March 31, 2012).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$102,185,629	$34,305,440	$(1,696,652)	$32,608,788

The difference between book basis and tax basis is attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The adjusted net unrealized appreciation on a tax basis was $32,613,688, which included other tax basis adjustments of $4,900 that were primarily attributable to appreciation/depreciation of foreign currency.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for

The Asia Pacific Fund, Inc.

tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6.	Borrowings

The Fund currently is a party to a committed credit facility with a bank. The credit facility provides for a maximum commitment of $10,000,000 (prior to July 28, 2010: $15,000,000) or 16.67% (previously: 20%) of the Fund’s net assets, whichever is less. Interest on any borrowings under the credit facility is at contracted market rates. The Fund pays a commitment fee of 0.15% (previously: 0.13%) on the unused portion of the facility. The commitment fee is accrued daily and paid quarterly. The Fund’s obligations under the credit facility are secured by substantially all the assets of the Fund. The purpose of the credit facility is to assist the Fund with its general cash flow requirements, including the provision of portfolio leverage.

During the year ended March 31, 2011, the Fund utilized the credit facility and had an average daily outstanding loan balance of $4,303,371 during the 89 day period that the facility was utilized, at an average interest rate of 0.67%. The maximum amount of loan outstanding during the period was $5,000,000. There was no balance outstanding at March 31, 2011.

The Asia Pacific Fund, Inc.

Financial Highlights

	Year Ended March 31,
Per Share Operating Performance:	2011		2010
Net asset value, beginning of year	$10.97		$6.75

Net investment income (loss)	(0.06)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.15		4.28

Total from investment operations	2.09		4.22

Less dividends and distributions:
Dividends from net investment income	—		—

Distributions paid from capital gains	—		—

Total dividends and distributions	—		—

Net asset value, end of year	$13.06		$10.97

Market value, end of year	$11.83		$9.95

Total investment return (a):	18.89%		59.71%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	2.01	%(b)	2.22	%(b)
Net investment income (loss)	(0.51)%		(0.61)%

Supplemental Data:
Average net assets (000 omitted)	$120,668		$100,915
Portfolio turnover rate	136%		184%
Net assets, end of year (000 omitted)	$135,076		$113,440

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	The expense ratio without loan interest expense would have been 2.00%, 2.21%, 1.52% and 1.68% for the fiscal years ended March 31, 2011, 2010, 2008 and 2007, respectively.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

Shown above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

	Year Ended March 31,
Per Share Operating Performance:	2009	2008		2007
Net asset value, beginning of year	$21.70	$24.03		$20.54

Net investment income (loss)	0.12	0.09		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.97)	5.73		6.37

Total from investment operations	(9.85)	5.82		6.45

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.91)		(0.20)

Distributions paid from capital gains	(5.06)	(7.24)		(2.76)

Total dividends and distributions	(5.10)	(8.15)		(2.96)

Net asset value, end of year	$6.75	$21.70		$24.03

Market value, end of year	$6.23	$19.75		$21.22

Total investment return (a):	(41.95)%	28.68%		30.39%

Ratios to Average Net Assets:
Total expenses (including loan interest) (c)	1.95%	1.54	%(b)	1.78	%(b)
Net investment income (loss)	0.79%	0.31%		0.35%

Supplemental Data:
Average net assets (000 omitted)	$151,467	$297,765		$230,490
Portfolio turnover rate	220%	105%		86%
Net assets, end of year (000 omitted)	$69,864	$224,476		$248,532

See Notes to Financial Statements.

The Asia Pacific Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Asia Pacific Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of The Asia Pacific Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended March 31, 2007 were audited by another independent registered public accounting firm, whose report dated May 17, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2011

The Asia Pacific Fund, Inc.

Tax Information (Unaudited)

For the fiscal year ended March 31, 2011, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code or the following amounts: $219,023 foreign tax credit from recognized foreign source income of $2,021,419.

In January 2012, shareholders will be advised on IRS Form 1099-DIV or Substitute Form 1099-DIV as to the federal tax status of dividends and distributions received in calendar year 2011.

The Asia Pacific Fund, Inc.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Computershare Trust Co., formerly known as Equiserve) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.

Miscellaneous Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange and Securities and Exchange Commission Certifications

The Fund is listed on the New York Stock Exchange. As a result, it is subject to certain corporate governance rules and related interpretations issued by the Exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications.

The Fund’s President and Treasurer file certifications with the Securities and Exchange Commission regarding the quality of the Fund’s public disclosure. The certifications are made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which include a copy of the annual report together with certain other information about the Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions with Fund	Term of Office*** and Length of Time Served

Jessica M. Bibliowicz (51)	Director (Class II***)	Since 2006

Robert H. Burns (81)	Director (Class I***)	Since 1986

Michael J. Downey (67)	Director and Chairman (Class I***)	Since 1986 Since 1999

Robert F. Gunia (64)	Director (Class III***)	Since 1989

Douglas Tong Hsu (68)	Director (Class II***)	Since 1986

Duncan M. McFarland (67)	Director (Class I***)	Since 2005

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1

Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1

Private Investor.	1	Director, Alliance Capital L.P. Mutual Fund Complex (96 funds); Trustee, Merger Fund.

Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.;	1	Director of Advanced Series Trust, Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund.

Chairman and Chief Executive Officer, Far Eastern New Century Corp., Taiwan.	1

Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); formerly Trustee, Financial Accounting Foundation (2001-2009).	1	Director of Gannett Co., Inc. and NYSE Euronext.

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Independent Directors continued

Name, Address** and Age	Positions with Fund	Term of Office*** and Length of Time Served

David G. P. Scholfield (67)	Director (Class II***)	Since 1988

Nicholas T. Sibley (72)	Director (Class III***)	Since 2001

Interested Director

Name, Address** and Age	Positions with Fund	Term of Office*** and Length of Time Served

David J. Brennan (53)*	Director (Class III***)	Since 1990

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman, Acru China+ and Taiwan Absolute Return Funds; Senior Independent Director, Thames River Multi-Hedge PCC; Trustee and Investment Committee Member of two UK-registered Charitable Trusts; formerly, Managing Director Bank of Bermuda, Hong Kong (1998-2004) and Bank of Bermuda Country Head, Asia (2001-2004).	1

Fellow of the Institute of Chartered Accountants in England and Wales; Chairman of Aquarius Platinum Ltd.	1	Director of Tanzanite One Limited.

Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

The Asia Pacific Fund, Inc.

Directors and Officers of the Fund (Unaudited)

continued

Information pertaining to the Officers of the Fund is set forth below.

Officers

Name, Address** and Age	Positions with Fund	Term of Office and Length of Time Served

Brian A. Corris (52)	President	Since 2007

Grace C. Torres (51)	Vice President	Since 2008

M. Sadiq Peshimam (47)	Treasurer and Chief Financial Officer Assistant Treasurer	Since 2008 2005-2008

Deborah A. Docs (53)	Secretary Chief Legal Officer Assistant Secretary	Since 1998 Since 2006 1989-1998

Andrew R. French (48)	Assistant Secretary	Since 2007

Valerie M. Simpson (52)	Chief Compliance Officer	Since 2007

Theresa C. Thompson (48)	Deputy Chief Compliance Officer	Since 2008

*	Mr. Brennan is an “interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years

Director of Institutional Group of Baring Asset Management (since October 2005); formerly Head of Institutional Pension Funds at Isis Asset Management (2000-2005), previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.; President of the Greater China Fund, Inc. (since 2008)

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; Treasurer and Principal Financial and Accounting Officer of The Greater China Fund, Inc. (since June 2007) formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Assistant Treasurer and Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI.; Chief Legal-Officer and Secretary of The Greater China Fund, Inc. (since January 2007); formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary of PMFS; and Assistant Secretary of The Greater China Fund, Inc. (since June 2007).

Chief Compliance Officer (since April 2007) of Prudential Investments and AST Investment Services, Inc.; formerly Vice President – Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance (2007-2009); Chief Compliance Officer of The Greater China Fund, Inc. (since June 2007).

Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004); Deputy Chief Compliance Officer of The Greater China Fund, Inc. (since December 2007).

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes all directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) and other investment companies registered under the 1940 Act.

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

[LOGO]

Prudential, Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ and its affiliates. The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102- 3777.

Your Financial Security, Your Satisfaction & Your PrivacyPrivacy 0019 Ed. 1/2011

MUTU-D4413

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II(Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Prudential Bache Securities, LLC

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Portfolio Trust, The

PB Financial Services, Inc.

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

Futures Commission Merchant

Prudential Bache Commodities, LLC

MUTU-D4413

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile   +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO •

• TAIPEI • TOKYO • TORONTO •

• VIENNA •

APBA

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2011 and March 31, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $40,800 and $40,800, respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

Not applicable for the fiscal year ended March 31, 2011. During the fiscal year ended March 31, 2010, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Principal Accountants Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David G.P. Scholfield (Chairman), Robert H. Burns, Michael J. Downey, Duncan M. McFarland and Nicholas T. Sibley.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management Group Companies

(the “Companies”)

Proxy Voting Policies and Procedures

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that they manage for many of their clients. The Companies will vote client proxies in accordance with the procedures set forth below unless the client retains in writing the right to vote proxies or the Companies determine that any benefit the client may gain from voting a proxy would be outweighed by the costs associated therewith. For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that they manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on ERISA client securities unless the ERISA clients have explicitly retained the obligation to do so. The Companies also vote proxies for those clients who have invested in certain commingled funds, but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank and Trust (“State Street”), as State Street retains authority to vote proxies for those clients. To ascertain whether a particular client has delegated proxy voting responsibility to the Companies, please contact the Global Events Department or Legal and Compliance Department.

The Companies reserve the right to amend these Proxy Voting Policies and Procedures from time to time without prior notice to their clients.

Special Circumstances When Proxy Votes May Not Be Cast

In some cases, the Companies may determine that it is not in the best economic interests of clients to vote proxies. For example, some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to the wishes of the Companies’ clients.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies linked to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting clients’ shares against the cost of voting.

In these instances, the Global Events Department will notify the appropriate portfolio managers of the costs or restrictions that may apply in voting proxies. Portfolio managers, with guidance from the Proxy Committee if desired, will weigh the economic benefit to the Companies’ clients of voting those proxies against the cost of doing so. The Global Events Department shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of the Companies.

Institutional Shareholder Services (“ISS”)

The Companies have contracted with ISS, an independent third party service provider, to vote the Companies’ clients’ proxies according to ISS’s proxy voting recommendations. ISS will also provide proxy analysis, vote recommendations, vote execution and record-keeping services for clients for which the Companies have proxy voting responsibility.

The clients’ custodians forward proxy materials to ISS for those clients who rely on the Companies to vote proxies. ISS forwards proxy proposals along with ISS proxy analysis and vote recommendations to the Companies. The Companies maintain standing instructions that direct ISS to vote all proxies in accordance with ISS recommendations.

The Companies and ISS hold service review meetings twice a year. During these meetings ISS are asked to confirm that their policies and controls, including those relating to conflicts of interest, have operated effectively during the period and that they have advised us of any occasions where they have been conflicted.

ISS Conflict of Interest

There may be instances when ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest. In these situations, the applicable portfolio manager will review the issue and, if the Companies do not also have a conflict of interest, direct the Global Events Department to direct ISS how to vote the proxies. If the Companies have a conflict of interest, the Companies, in their sole discretion, shall either engage an independent third party to provide a vote recommendation or contact the client for direction as to how to vote the proxies.

The Companies retain a copy of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest (as amended or updated from time to time, the “ISS Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. The Companies believe that the ISS Conflict Policy contains policies and procedures that are reasonably designed to minimize any such potential conflicts of interest. The Proxy Voting Committee review the ISS Conflict Policy on an annual basis to confirm that it remains reasonably designed to minimise conflicts of interest.

Override of ISS Recommendation

There may be occasions where the Companies’ portfolio managers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that the Companies’ portfolio managers disagree with an ISS recommendation on a particular voting issue, the appropriate portfolio manager shall document in writing the reasons that the portfolio manager believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Global Events Department.

The Global Events Team shall review the rationale stated to ensure that it is expressed in clear, understandable and complete sentences. Any concerns should be returned to the Portfolio Manager for clarification and revision of the rationale. The Global Events Team shall ensure that when the company is a client of Barings and we wish to vote with the company contrary to the recommendation of ISS, that the procedure set out in this policy under ‘Conflicts of Interest’ is followed. The Portfolio Manager’s vote instruction and rationale is then forwarded on to the Proxy Committee for review. The Proxy Voting Committee will closely analyse the explanation given, and where concerned, further clarification will be requested from the Portfolio Manager. The vote decision can only be processed when ratification is received from a member of the Proxy Voting Committee from the following departments (where not conflicted) has agreed the vote decision:

Compliance

Market Activities

Investment - Equities

Responsibility for the provision of a clear rationale for each occasion when ISS recommendation is not to be followed rests with the Portfolio Manager. Each vote successfully cast against ISS recommendations is logged in the Quarterly Proxy Voting Committee pack and also recorded by the Global Events department. The Proxy Voting Committee at each meeting will collectively review and approve the rationale given. If any rationale is judged to be inadequate, further clarification will be requested from the Portfolio Manager.

The Global Events Team can refer the matter to the Proxy Committee where there are concerned with the rationale for overriding ISS recommendations.

Special Client Instructions

There are instances when a client has instructed the Companies how they would like the Companies to vote proxies on particular issues of corporate governance or other matters. The Companies will be responsible for voting in accordance with the client instructions. The Global Events Department will maintain a list of clients that have provided the Companies with special proxy voting instructions, and will ensure that the client’s account is set up as a segregated account with ISS. Furthermore, the Global Events Department is responsible for sending a request form to the Client Service Representative responsible for that client to obtain from the Client Service Representative the specific voting instructions on behalf of that client.

Proxy Committee

The Companies have established a Proxy Voting Committee, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A list of the current members of the Proxy Voting Committee is attached hereto as Schedule A. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee meetings may be conducted in person, telephonically, or via electronic communication (e-mail). A member of the Global Events Department will manage the proxy voting process, which includes the taking of minutes of the Proxy Committee, the voting of proxies, and the maintenance of appropriate records.

The Global Events Department shall call Proxy Committee meetings, prior to the casting of a vote, to review votes where ISS is conflicted. In these situations, the Proxy Committee shall meet to review the issue and direct ISS how to vote the proxy. The Proxy Committee shall review information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall describe any real or perceived conflict of interest and any procedures used to address such conflict of interest.

The Global Events Department shall also call quarterly Proxy Committee meetings to: (i) monitor the Companies’ adherence to these Procedures; (ii) review votes against ISS recommendations or where ISS was conflicted; (iii) review the list of client requests for a copy of these Procedures and/or the proxy voting record; and (iv) review new corporate governance issues and industry trends and determine whether changes to these Procedures are necessary or appropriate.

Conflicts of Interest – general

To avoid voting proxies in circumstances where the Companies have or may have any conflict of interest, real or perceived, the Companies have contracted with ISS to provide proxy analysis, vote recommendations and voting of proxies, as discussed herein. In instances where ISS has recused itself and makes no recommendation on a particular matter the portfolio manager can direct the Global Events department to direct ISS how to vote proxies assuming the portfolio manager and the Proxy Committee confirm the Companies are not conflicted. If an override submission is requested by a portfolio manager, the Proxy Committee shall determine how the proxy is to be voted, in which case the Proxy Committee will determine whether a conflict of interest exists and that the rationale to vote against ISS is reasonable and is in the best interests of clients.

There may be occasions when a portfolio manager and/or member of its team who are involved in the proxy voting decision may have a conflict of interest, or the Companies have a business relationship with the company soliciting the proxy. A person shall not be considered to have a conflict of interest if the person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any person with actual knowledge of a conflict of interest relating to a particular item shall disclose that conflict to the Global Events Department.

The following are examples of situations where a conflict of interest may exist:

•	The company soliciting the proxy is a client of the Companies;

•	The company soliciting the proxy is an affiliate of the Companies;

•	An employee of the Companies is a also a director, officer or employee of the company soliciting the proxy; and

•	A portfolio manager and/or a partner/spouse of a SIT member, who is involved in making the voting decision is a director, officer, or employee of the company soliciting the proxy.

•	A company that provides a service to Barings.

To monitor the above examples of where a conflict of interest may exist, the Global Events Department is responsible for maintaining a list of all publicly traded clients (and the client’s parent company) of the Companies. The Companies currently have no affiliates that are publicly traded companies. The London Legal Department shall maintain a list of all employees of the Companies who are directors or officers of publicly traded companies, and shall advise, as applicable, the London Head of Compliance, who will then advise the Global Events Department. The portfolio manager and members of the SIT who are involved in the voting decision are responsible for notifying the Global Events Department, via the proxy voting form, if said portfolio manager, member or said member’s partner/spouse is a director, officer or employee of the company soliciting the proxy or if the SIT member is aware of any other possible real or perceived conflicts of interest.

The Companies have a duty to vote proxies in the best interests of their clients. Therefore, in situations where there is a real or perceived conflict of interest, the Companies will either vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service, or disclose the conflict to the client and obtain the client’s direction to vote the proxy. Where a Company provides a service to Barings, the vote can only be cast in line with ISS recommendations, to maintain independence and avoid a conflict of interest.

The Committee has also noted that there is certain flexibility with regard to the voting of agenda items on board members and Directors. Barings find that in instances which are beneficial to client and provide no conflict of Interest, that the approval of Directors and Board Members performing more than one role for the company under review is acceptable. This approach aims to benefit the client in cases where the Independent third party proxy provider employs one steadfast rule across a very differing and unique agenda issue, which can vary greatly depending on the company being reviewed. Any vote decision that is not in line with ISS recommendation however, must be ratified by the Proxy Voting Committee as per the process described above.

Conflicts of interest – Barings Mutual Funds

Discretionary Clients.

Where the IMA requires it OR for UK mutual funds, we cannot vote our Clients’ holdings of any mutual funds or other securities managed or advised by Barings or any other member of the MassMutual group - an “In-House Vote” - unless we have obtained the relevant Client’s prior instructions on how to vote that particular holding - and irrespective of whether we are voting in line with ISS’s recommendation.

In this scenario, each Client will need to be contacted and their specific instructions sought on how we should vote. These instructions should be obtained in accordance with any applicable requirements as regards obtaining instructions as specified in the relevant IMA / Authorised Signatory list, with appropriate records maintained to demonstrate that this has been done.

The default position will be that it is assumed the client must be contacted unless proved otherwise (note: for UK mutual funds we must always contact the clients). Where the IMA does not require the client to be contacted, then we can only vote in line with ISS recommendations. If the Portfolio Manager wishes to override ISS recommendations they must get the written agreement of the client.

Mutual Funds

In a situation where one Barings mutual fund is invested in another Barings mutual fund then the following process should be followed.

UK Funds. These units cannot be voted. This is in accordance with FSA requirements.

Non UK Funds. Voting should be undertaken in accordance with the provisions stated in the general ‘Conflict of Interest’ section above. If a Portfolio Manager wishes to override ISS (or another independent third party) recommendation then this will be referred to the Proxy Voting Committee for review. Any decision by the Proxy Voting Committee to override the recommendation of an independent third party must demonstrate why it is considered to be in the interests of Barings’ clients.

ISS Proxy Voting Guidelines

A copy of ISS’s proxy voting guidelines can be found on the ISS Website at http://www.issproxy.com/policy/2006policy.jsp.

Proxy Voting Policies and Procedures and Voting Records

A copy of these Proxy Voting Policies and Procedures as well as a record of how proxies have been voted for a client’s account will be provided to the client upon request. Clients may request a copy of these Proxy Voting Policies and Procedures and information about how the Companies voted proxies on the client’s behalf by contacting their client service representative.

Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Copies of all Proxy Voting policies & Procedures;

2.	A copy of each proxy statement received regarding client securities;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a copy of a proxy statement (provided that the adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.)

3.	A record of each vote cast on behalf of a client;

(An adviser may satisfy this requirement by relying on a third party to make and retain, on the adviser’s behalf, a record of the vote cast, provided that the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.)

4.	A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

The above records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the adviser. The Companies rely on ISS and the Global Events Department to maintain the above records.

APPENDIX A

PROXY VOTING COMMITTEE MEMBERS

1.	Team Leader – Global Events Department (London)

2.	Head of Market Activities (London)

3.	Head of Equities (London)

4.	Head of Compliance (London)

5.	Head of Operations and Technology (London)

6.	Head of Compliance (Boston)

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

KHIEM TRONG DO —

(a)(1) Khiem Trong Do, Head of Asia Multi-Asset, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 14 1/2 years with 34 years of investment experience in total.

Manager of Asia Pacific Fund, Inc.: from July 2004 – present

Khiem became the Head of the Asia Multi-Asset group in 2006. He is a member of the Strategic Policy Group, the Asia Pacific Specialist Investment Team and a member of the Global Multi-Asset Group. Khiem joined Baring Asset Management in 1996 as an Investment Strategist for the

Asia Pacific region from Citicorp Global Asset Management in Sydney, where he was the Chief Investment Officer, the chair of the Australian Asset Allocation Committee, and a member of the CGAM International Asset Allocation Committee. Khiem’s prior experience includes seven years at Bankers Trust Australia and seven years at Equitilink Australia Ltd. Khiem received his B.A. in Economics (Hons.) from Macquarie University (Australia). He was designated an Associate Member of the Securities Institute of Australia (the Australian CFA equivalent) in 1979. Khiem is fluent in English, Vietnamese, and French.

Khiem Do is the lead fund manager for the Fund. He works closely with his research team, composed of nine other fund managers and analysts.

(a)(2)	In addition to the Fund, Mr. Do was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2011:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	—	—	—	—
Segregated Institutional	6	—	245.0	—
Other Pooled Investment Vehicles	1	—	101.3	—

There is no material conflict between the management of Asia Pacific Fund versus other funds.

COLIN NG —

(a)(1)	Colin Ng, Head of Asian Equities, Baring Asset Management (Asia) Ltd.

Length of Service at Baring Asset Management (Asia) Ltd: 1 1/4 year with 18 years of investment experience in total.

Mr. Ng is Head of Asian Equities and takes the lead role in the management of Asia ex Japan products and mandates. He joined Baring Asset Management in Dec 2009 from Manulife-MFC Global Investment Management where he was the Head of Asia Pacific Equities. Colin has extensive experience in the fund management industry; he was also the Head of Asia Equities and member of executive management team at UOB Asset Management in Singapore where he led a team successfully managing a range of Asian core and sectoral mandates. Colin has collected several accolades for his success as a portfolio manager; he has the 2007 Lipper Award for his United Asia Fund; his United Greater China Fund and United Asia Growth Opportunities Fund were MorningStar 4/5-Star rated. In addition, his United Regional Growth Fund was awarded best performing Asia Pacific equities fund by MorningStar in 2008. Colin holds a Bachelor of Accountancy (Hons) from the National University of Singapore and a Masters degree in Applied Finance from Macquarie University in Australia. Colin speaks English, Mandarin and Cantonese fluently.

(a)(2)	In addition to the Fund, Mr. Ng was also responsible for the day-to-day management of the portfolio of the following accounts as of March 31, 2011:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	—	0.1	—
Segregated Institutional	5	1	2,122.3	393.8
Other Pooled Investment Vehicles	6	2	786.0	11.1

There is no material conflict between the management of Asia Pacific Fund versus other funds.

(a)(3)	Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

(a)(4)	As of March 31, 2011, Mr. Do and Mr. Ng did not beneficially own any equity securities in the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of

1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	May 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian A. Corris
Brian A. Corris
President and Principal Executive Officer

Date May 18, 2011

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Chief Financial Officer

Date May 18, 2011

*	Print the name and title of each signing officer under his or her signature.